Consolidated Statements of Loss and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenue (note 13)
Capital equipment	$ 3,150	$ 4,581
Recurring - non-capital	3,723	2,723
Total revenue	6,873	7,304
Cost of sales (note 15)	3,921	3,830
Gross profit	2,952	3,474
Operating expenses (note 14)
Research and development	15,277	9,912
General and administrative	10,314	7,565
Selling and distribution	7,652	4,860
Total operating expenses	33,243	22,337
Operating Loss	30,291	18,863
Net finance costs (note 16)	303	2,714
Loss before taxes	30,594	21,577
Income taxes (note 16)	105	45
Net loss attributed to shareholders for the year	30,699	21,622
Item that may be reclassified to loss
Foreign currency translation adjustment - net of tax	(179)	2,802
Net loss and comprehensive loss for the year	$ 30,520	$ 24,424
Loss per share (note 17)
Basic loss per common share	$ 1.50	$ 1.25
Diluted loss per common share	$ 1.50	$ 1.25